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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


      Date of Report (Date of earliest event reported): October 7, 1999


                               TC PipeLines, LP
            (Exact name of registrant as specified in its charter)


         Delaware                      000-26091              52-2135448
(State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)

              Four Greenspoint Plaza                             77060
              16945 Northchase Drive                           (Zip Code)
                  Houston, Texas
     (Address of principal executive offices)

                               (281) 873-7774
            (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]     No [ ]

ITEM 5.  OTHER EVENTS

Northern Border Pipeline Company has filed with the Securities and Exchange Commission a registration statement on Form S-4 (File No. 333-88577) relating to the offering of up to $200,000,000 of its 7.75% Senior Notes due 2009, Series A. Such registration statement is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TC PipeLines, LP
                                      By TC PipeLines GP, Inc.,
                                      its general partner
                                      (Registrant)



October 7, 1999                       By: /s/ Russell K. Girling
                                         -------------------------------------
                                          Russell K. Girling
                                          Chief Financial Officer